Scudder

Scudder Variable Life Investment Fund

Money Market Portfolio
Bond Portfolio
Balanced Portfolio
Growth and Income Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
International Portfolio

Supplement to Prospectus
Dated May 1, 1997

Scudder, Stevens & Clark, Inc. ("Scudder"), the investment adviser for Scudder Variable Life Investment Fund (the "Fund"), has entered into an agreement with The Zurich Group ("Zurich"), an international insurance and financial services organization, pursuant to which Scudder will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc., and change its name to Scudder Kemper Investments, Inc. After the transaction is completed, Zurich will own approximately 70% of the new organization with the balance owned by the new organization's officers and employees.

Consummation of the transaction is subject to a number of contingencies, including regulatory approvals. Because the transaction would constitute an assignment of each Portfolio's investment advisory agreement with Scudder under the Investment Company Act of 1940, and, therefore, a termination of each agreement, it is anticipated that Scudder will seek approval of new agreements from the Fund's shareholders prior to consummation of the transaction. The transaction is expected to close in the fourth quarter of 1997.

July 18, 1997


Money Market Portfolio

Supplement to Prospectus
Dated May 1, 1997

The following modifies the section entitled "INVESTMENT ADVISER" in the Portfolio's prospectus:

MONEY MARKET PORTFOLIO

Lead Portfolio Manager David Wines assumed responsibility for the Portfolio's day-to-day management in 1997. Mr. Wines, who joined Scudder and the team in 1996, focuses on overall investment strategy and has eight years investment industry experience. Nicca Alacantara, Portfolio Manager, has responsibility for the Portfolio's day-to-day investments. Ms. Alcantara, who came to Scudder in 1984, has worked as a portfolio manager since 1989 and joined the team in 1990. Debra A. Hanson, Portfolio Manager, joined the team in 1996. Ms. Hanson assists with the development and execution of investment strategy and has been with Scudder since 1983.

August 11, 1997

                                                                         Scudder


Bond Portfolio
Balanced Portfolio

Supplement to Prospectus
Dated May 1, 1997

The following modifies the section entitled "POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS" in the Portfolios' prospectus:

ILLIQUID OR RESTRICTED INVESTMENTS

The Portfolios may each invest in illiquid or restricted securities. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted investments. Disposing of illiquid or restricted investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. In addition, for the Bond Portfolio and the Balanced Portfolio, some restricted securities purchased may be considered liquid despite resale restrictions, since they can be resold under a rule or policies of the Securities and Exchange Commission. The Adviser determines which restricted securities will be considered liquid pursuant to procedures adopted by the Fund's Board of Trustees.

August 11, 1997


Capital Growth Portfolio

Supplement to Prospectus
Dated May 1, 1997

The following modifies the section entitled "INVESTMENT ADVISER" in the Portfolio's prospectus:

For its advisory services to the Portfolio, the Adviser receives compensation monthly at the following annual rate:

                                              Percent of the average
                                                  daily net asset
 Portfolio                                   values of the Portfolio
 ---------                                   -----------------------
 Capital Growth Portfolio                             .475%*

* Effective August 4, 1997, for any calendar month during which the average daily net assets of Capital Growth Portfolio exceed $500,000,000, the fee payable for that month, with respect to the excess over $500,000,000, is calculated at an annual rate of .450%.

August 4, 1997

International Portfolio

Supplement to Prospectus
Dated May 1, 1997

The following modifies the section entitled "INVESTMENT ADVISER" in the Portfolio's prospectus:

For its advisory services to the Portfolio, the Adviser receives compensation monthly at the following annual rate:

                                            Percent of the average
                                                daily net asset
 Portfolio                                 values of the Portfolio
 ---------                                 -----------------------
 International Portfolio                            .875%*

* Until August 7, 1997, for any calendar month during which the average daily net assets of International Portfolio exceeded $500,000,000, the fee payable for that month, with respect to the excess over $500,000,000, was calculated at an annual rate of .775%. As a result, the Adviser received compensation at an annual rate of .863% for the fiscal year ended December 31, 1996. Effective August 7, 1997, for any calendar month during which the average daily net assets of International Portfolio exceed $500,000,000, the fee payable for that month, with respect to the excess over $500,000,000, is calculated at an annual rate of .725%.

August 7, 1997


INTERNATIONAL PORTFOLIO

Lead Portfolio Manager Irene T. Cheng sets International Portfolio's investment strategy and has responsibility for the Portfolio's daily operation. Ms. Cheng, who joined Scudder in 1993 and the team in 1997, has over 13 years of experience in the investment industry. Nicholas Bratt, Portfolio Manager, has been a member of the Portfolio team since 1987 and has 23 years of experience in worldwide investing, including 21 years of experience as a portfolio manager. Mr. Bratt, who has worked at Scudder since 1976, is the head of Scudder's Global Equity Group. Carol L. Franklin, Portfolio Manager, joined the team in 1989 and has worked on equity investing at Scudder as a portfolio manager since 1981. Joan Gregory, Portfolio Manager, focuses on stock selection, a role she has played since joining Scudder in 1992. Marc Joseph, Portfolio Manager, managed international portfolios prior to joining Scudder in 1997 and is a member of Scudder's Global Equity Group where he focuses on managing international equity portfolios. Mr. Joseph has over 10 years of industry experience. Sheridan Reilly, Portfolio Manager, joined Scudder in 1995 and the team in 1997. Mr. Reilly, a member of Scudder's Global Equity Group, has over 10 years of industry experience and focuses on strategies for global portfolios, currency hedging and foreign equity markets.

August 11, 1997